Financial Risk Management	12 Months Ended
Dec. 31, 2021
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial risk management

3	Financial risk management

3.1	Financial risk factors
The Group’s activities exposed it to a variety of financial risks: market risk (including foreign exchange risk, cash flow and fair value interest rate risk and commodity price risk), credit risk and liquidity risk. The Group’s overall risk management programmer focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.
Where all relevant criteria are met, hedge accounting is applied to remove the accounting mismatch between the hedging instrument and the hedged item.

(a)	Derivatives
The Group has the following derivative financial instruments in the following line items in the statement of financial position:

	As at 31 December
	2020	2021
	RMB’000	RMB’000
Current derivative financial instrument assets
Commodity swaps contracts applied hedge accounting	—	48,614
Commodity swaps contracts at fair value through profit or loss	—	32,791

Total derivative financial assets	—	81,405

Current derivative financial instrument liabilities
Commodity swaps contracts at fair value through profit or loss	—	(23,804)

Total derivative financial liabilities	—	(23,804)

(i)	Classification of derivatives
Derivatives are only used for economic hedging purposes and not as speculative investments. However, where derivatives do not meet the hedge accounting criteria, they are classified as ‘held for trading’ for accounting purposes and are accounted for at fair value through profit or loss. They are presented as current assets or liabilities to the extent they are expected to be settled within 12 months after the end of the reporting period.
The Group’s accounting policy for its cash flow hedges is set out in note 2.13.

(ii)	Fair value measurement
For information about the methods and assumptions used in determining the fair value of derivatives refer to note 3.3.

(iii)	Hedging reserves
The following table provides a reconciliation of the hedging reserve in respect of commodity price risk and shows the effectiveness of the hedging relationships:

RMB’000
Balance at 1 January 2021	—
Effective portion of the cash flow hedge recognized in other comprehensive income	165,576
Amounts reclassified to profit or loss	1,303
Reclassified to the cost of inventory	(88,699)
Related tax	(41,720)

Balance at 31 December 2021	36,460

(iv)	Amounts recognized in the statement of profit or loss
In addition to the amounts disclosed in the reconciliation of hedging reserves above, the following amounts were recognized in the statement of profit or loss in relation to derivatives:

	2020	2021
	RMB’000	RMB’000
Net gains on commodity swaps contracts not qualifying as hedges included in other gains - net	—	18,997
Net losses on foreign exchange option contracts not qualifying as hedges included in other gains - net	(376)	(151)

Total	(376)	18,846

Hedge effectiveness
Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments, to ensure that an economic relationship exists between the hedged item and hedging instrument.
The Group enters into commodity swaps contracts that have similar critical terms as the hedged item, such as reference rate, payment dates, transaction price, crude oil variety and crude oil quantity.
Hedge ineffectiveness for commodity swaps contracts may occur due to the changes in the timing of the hedged transactions. There was no recognized ineffectiveness during the year ended 31 December 2021 in relation to the commodity swaps.
As at 31 December 2021, the Group had certain commodity contracts of crude oil designed as qualified cash flow hedges, which will be matured over the next 10 months. The fair value of such cash flow hedges is RMB 48,614 thousand recognized as derivative financial assets in the consolidated statement of financial position.

(b)	Market risk

(i)	Foreign exchange risk
The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. Nevertheless, the Group is exposed to foreign exchange risk arising from the recognized assets and liabilities, and future transactions denominated in foreign currencies, primarily with respect to US dollar. The Group’s finance department at its headquarter is responsible for monitoring the amount of assets and liabilities, and transactions denominated in foreign currencies to minimize the foreign exchange risk. For the year ended 31 December 2020 and 31 December 2021, the Group used foreign exchange option contracts to mitigate its exposure to foreign exchange risk respect to US dollar.
As at 31 December 2021, there were no foreign exchange options that had not been matured (31 December 2020: Nil).
As at 31 December 2021, if US dollar had weakened/strengthened by 5% against RMB with all other variables held constant, the Group’s net profit for the year ended 31 December 2021 would have been RMB2,292 thousand decreased/increased (31 December 2020: RMB 2,401 thousand decreased/increased in net profit) before considering the impact of forward and option contracts as a result of foreign exchange gains/losses which is mainly resulted from the translation of US dollar denominated trade receivables and payables.

The aggregate net foreign exchange (losses) / gains recognized in the statement of profit or loss were:

	2020	2021
	RMB’000	RMB’000
Net foreign exchange gains/(losses) included in other gains – net (note 8)	12,248	(1,861)
Net foreign exchange (losses) included in finance income (note 9)	(5,514)	—

Total net foreign exchange recognized in profit before taxation	6,734	(1,861)

(ii)	Cash flow and fair value interest rate risk
The Group’s interest rate risk arises from interest-bearing borrowings and short-term bonds. Borrowings obtained at variable rates expose the Group to cash flow interest rate risk. Borrowings obtained at fixed rates expose the Group to fair value interest rate risk. The Group determines the relative proportions of its fixed rate and floating rate contracts depending on the prevailing market conditions.
The Group’s finance department at its headquarter continuously monitors the interest rate position of the Group. Increases in interest rates will increase the cost of new borrowing and the interest expenses with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial position. The Group makes adjustments timely with reference to the latest market conditions and may enter into interest rate swap agreements to mitigate its exposure to interest rate risk. For the years ended 31 December 2020 and 31 December 2021, the Group did not enter into any interest rate swap agreements.

At the reporting date, the interest rate profile of the Group’s interest-bearing financial instruments was as follows.

	2020	2021
	RMB’000	RMB’000
Fixed rate:

Cash and cash equivalents	1,501,330	—
Time deposits with maturity less than one year	4,000,000	7,350,000
Time deposits with maturity more than one year	7,000,000	5,500,000
Borrowings	(1,548,000)	(1,500,000)
Short-term bonds	(3,000,000)	—
Lease liabilities	(12,473)	(4,613)

	7,940,857	11,345,387

Variable rate:

Cash and cash equivalents	5,415,078	5,112,010
Borrowings	—	(759,800)

	5,415,078	4,352,210

As at 31 December 2021, if interest rates on the floating rate financial instruments had risen/fallen by 50 basis points while all other variables had been held constant, the Group’s net profit would have increased / decreased by approximately RMB 16,252 thousand (2020: RMB 20,365 thousand), mainly as a result of higher/lower interest on floating rate cash and cash equivalents.

(iii)	Commodity price risk
The Group principally engages in processing crude oil into synthetic fibers, resins and plastics, intermediate petrochemicals and petroleum products. The selling price of petroleum products is periodically adjusted by the government department based on the market price adjustment mechanism, and generally in connection with the crude oil price. The fluctuations in prices of crude oil, refined oil products and intermediate petrochemicals and petroleum products could have significant impact on the Group. The Group uses commodity swaps contracts to manage a portion of this risk.
As at 31 December 2021, the Group had certain unexpired commodity contracts of crude oil and refined oil designated as qualified cash flow hedges, balances of which have been disclosed in note 3.1 (a) (31 December 2020: Nil).

(c)	Credit risk

(i)	Risk management
Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in a financial loss to the Group. Credit risk is managed on group basis. It mainly arises from cash and cash equivalents, time deposits with banks, bills receivable, derivative financial assets, trade receivables measured at amortized cost and FVOCI, other receivables etc.
The Group expects that there is no significant credit risk associated with cash at bank (including time deposits and structured deposits), bills receivable and derivative financial assets because the counterparties are banks and financial institutions with a relatively higher credit rating, which the Group considers to represent low credit risk. Management does not expect that there will be any significant losses from non-performance
by these counterparties.
In addition, the Group has policies to limit the credit exposure on trade receivables, other receivables. The Group assesses the credit quality of and sets credit limits on its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The credit history of the customers is regularly monitored by the Group. In respect of customers with a poor credit history, the Group will use written payment reminders, or shorten or cancel credit periods, to ensure the overall credit risk of the Group is limited to a controllable extent.
The Group considers the probability of default upon initial recognition of a financial asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period. To assess whether there is a significant increase in credit risk, the Group compares the risk of a default occurring on the asset as at the reporting date with the risk of default as at the date of initial recognition. It considers available reasonable and supportive forward-looking information. Especially the following indicators are incorporated:

•	internal credit rating;

•	external credit rating (as far as available);

•	actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtors’ ability to meet its obligations;

•	actual or expected significant changes in the operating results of the debtors;

•	significant increases in credit risk on other financial instruments of the same debtors;

•	significant changes in the value of the collateral supporting the obligation or in the quality of third-party guarantees or credit enhancements;

•	significant changes in the expected performance and behaviour of the debtors, including changes in the payment status of debtors, etc.
Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making a contractual payment.
It has other monitoring procedures to ensure that
follow-up
action is taken to recover overdue debts. In addition, the Group reviews regularly the recoverable amount of each individual trade receivables to ensure that adequate impairment losses are made for irrecoverable amounts. Significant concentrations of credit risk primarily arise when the Group has significant exposure to individual customers. As at 31 December 2021, 69.50% and 81.80% of the total trade receivables were due from the Group’s largest customer and the five largest customers respectively within the Group (31 December 2020
:
 49.79% and 85.28%).
For other receivables, management makes periodic collective assessment as well as individual assessment on the recoverability of other receivables based on historical settlement records and forward-looking information. The management believes that there is no material credit risk inherent in the Group’s outstanding balance of other receivable.

(ii)	Impairment of financial assets
The Group has three types of financial assets that are subject to the expected credit loss model:

•	Trade receivables for sales of goods and from the providing services,

•	Other financial assets carried at amortized cost, and

•	Debt instruments carried at FVOCI.
While cash and cash equivalents, time deposits with banks and bills receivable are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.

Trade receivables
The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables (including trade receivables with related parties) and financial assets at fair value through other comprehensive income.
To measure the expected credit losses, trade receivables have been grouped based on shared credit risk characteristics and the days past due.
The expected credit loss rates are based on the payment profiles of sales over a period of 36 months before 31 December 2020 and 31 December 2021 respectively and the corresponding historical credit losses experienced within this period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the customers to settle the receivables.
Impairment losses on trade receivables are presented as (provision)/ reversal of impairment losses on financial assets within operating profit. Subsequent recoveries of amounts previously written off are credited against the same line item.
Other financial assets at amortized cost
Other financial assets at amortized cost include other receivables.
As at 31 December 2020 and 31 December 2021, the internal credit rating of other receivables was all performing. The Group has assessed that the expected credit losses for these receivables are not material under the 12 months expected losses method.
Management considered that there was no significant increase in credit risk for other receivables including receivables from related parties by taking into account of their past history of making payments when due and current ability to pay, and thus the impairment provision recognized during the period was limited to 12 months expected losses.
The provision/(reversal) for loss allowance was recognized in the statement of profit or loss in (provision)/ reversal of impairment losses on financial assets.
Trade and other receivables are written off where there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Group, and a failure to make contractual payments for a period of greater than 120 days past due.
Impairment losses on trade and other receivables are presented as (provision)/ reversal of impairment losses within operating profit. Subsequent recoveries of amounts previously written off are credited against the same line item.
Debt instruments carried at FVOCI
Debt instruments carried at FVOCI include trade receivables and bills receivable with a business model which is achieved both by collecting contractual cash flows and selling of these assets. The loss allowance for debt instruments is recognized in the statement of profit or loss and reduces the fair value loss otherwise recognized in OCI.
As at 31 December 2020 and 31 December 2021, no loss allowance was provided for financial assets at FVOCI.
(iii)    (Provision)/ reversal of impairment losses on financial assets recognized in the statement of profit or loss
During the year, the following (losses) /recoveries were recognized in (provision)/reversal of impairment losses on financial assets in relation to impaired financial assets:

	2020	2021
	RMB’000	RMB’000
Impairment losses
- provision in loss allowance for trade receivables	(634)	(1,354)
- provision in loss allowance for other receivables	—	(1)
Recoveries on previously written off receivables (note)	121,550	—

Reversal/(Provision) of impairment losses on financial assets	120,916	(1,355)

Note: For the year ended 31 December 2020, the Group recovered previously written off receivables amounted to RMB121,550 thousand due to the liquidation of Zhejiang Jin Yong Acrylic Fiber Company Limited, a former subsidiary of the Group.
(iv)    Financial assets at fair value through profit or loss
The Group is also exposed to credit risk in relation to investments such as derivative financial instruments, which are measured at fair value through profit or loss. The maximum exposure at the end of the reporting period is the carrying amount of these investments.

(d)	Liquidity risk
Cash flow forecast is performed by the operating entities of the Group and aggregated by Group finance. Group finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities from major financial institutions so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities to meet the short-term and long-term liquidity requirements.
The liquidity of the Group is primarily dependent on its ability to maintain adequate cash inflow from operations, the renewal of its short-term bank loans and its ability to obtain adequate external financing to support its working capital and meet its debt obligation when they become due.
Surplus cash held by the operating entities over and above balance required for working capital management is transferred to the Group treasury. As at 31 December 2021, the Group held cash and cash equivalents of RMB 5,112,010 thousand (31 December 2020: RMB 6,916,408 thousand) (note 23), time deposits with banks - current of RMB 7,386,607 thousand (31 December 2020: RMB 4,049,443 thousand) (note 24) and trade receivables (including trade receivables with related parties and those carried at fair value through other comprehensive income (“FVOCI”) of RMB 1,568,800 thousand (31 December 2020: RMB 1,469,431 thousand), that are expected to readily generate cash inflows for managing liquidity risk.
The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	As at 31 December 2020
	Contractual maturities of financial liabilities
	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Non-derivatives
Borrowings	1,558,702	—	—	—	1,558,702
Short-term bonds	3,023,614	—	—	—	3,023,614
Lease liabilities	9,373	2,136	1,090	103	12,702
Bills payables	26,196	—	—	—	26,196
Trade payables	1,294,138	—	—	—	1,294,138
Other payables	1,498,503	—	—	—	1,498,503
Amounts due to related parties	3,655,724	—	—	—	3,655,724

	11,066,250	2,136	1,090	103	11,069,579

Derivatives
Derivative financial liabilities	—	—	—	—	—

	As at 31 December 2021
	Contractual maturities of financial liabilities
	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Non-derivatives
Borrowings	1,578,817	7,665	704,914	—	2,291,396
Lease liabilities	3,814	730	814	—	5,358
Bills payables	562,593	—	—	—	562,593
Trade payables	1,527,706	—	—	—	1,527,706
Other payables	1,003,860	—	—	—	1,003,860
Amounts due to related parties excluded non-financial liabilities	4,910,255	—	—	—	4,910,255

	9,587,045	8,395	705,728	—	10,301,168

Derivatives
Derivative financial liabilities	23,804	—	—	—	23,804

3.2	Capital management
The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.
In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings and short-term bonds less cash and cash equivalents. Total capital is calculated as equity as shown in the consolidated statement of financial position plus net debt.
As cash and cash equivalents exceed total borrowings and short-term bonds, which was resulted primarily from profitability, there was no net debt as at 31 December 2020 and 31 December 2021.
3.3	Fair value estimation
The table below analyzes the Group’s financial instruments carried at fair value as at 31 December 2020 and 2021 by the level of the inputs to valuation techniques used to measure fair value. Such inputs are categorized into three levels within a fair value hierarchy as follows:

•
The fair value of financial instruments traded in active markets (such as publicly traded derivatives and equity securities) is based on quoted market prices at the end of the reporting period. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1.

•
The fair value of financial instruments that are not traded in an active market (for example, over–the–counter derivatives) is determined using valuation techniques that maximize the use of observable market data and rely as little as possible on entity-specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

•	If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3. This is the case for unlisted equity securities.

			As at 31 December 2020
			Level 1	Level 2	Level 3	Total
	Note		RMB’000	RMB’000	RMB’000	RMB’000
Recurring fair value measurements
Financial assets
Financial assets at fair value through other comprehensive income
- Trade and bills receivable	25		—	1,217,114	—	1,217,114
-Equity investments	25		—	—	5,000	5,000

			—	1,217,114	5,000	1,222,114

			As at 31 December 2021
			Level 1	Level 2	Level 3	Total
	Note		RMB’000	RMB’000	RMB’000	RMB’000
Recurring fair value measurements
Financial assets
Financial assets measured at fair value through profit or loss
- Commodity swaps contracts	3.1	(a)	—	32,791	—	32,791
Financial assets measured at fair value through other comprehensive income
- Trade and bills receivable	25		—	1,072,690	—	1,072,690
- Equity investments	25		—	—	5,000	5,000
- Commodity swaps contracts	3.1	(a)	—	48,614	—	48,614

			—	1,154,095	5,000	1,159,095

Financial liabilities
Financial liabilities measured at fair value through profit or loss
- Commodity swaps contracts	3.1	(a)	—	23,804	—	23,804

			—	23,804	—	23,804

Amounts due to related parties – measured at fair value through profit or loss (FVPL)	28		—	1,388,286	—	1,388,286

Valuation techniques and inputs used in Level 2 fair value measurements
The fair value of commodity swaps contract is the estimated amount that the Group would receive or pay to terminate the swap at the end of the reporting period, taking into account the current interest rates and the current creditworthiness of the swap counterparties.
The fair value of trade and bills receivable is estimated as the present value of the future cash flows, discounted at the market interest rates at the balance sheet date.
The fair value of amounts due to related parties is the estimated amount that the Group would settle the liability by returning certain quantity of crude oil at the end of the reporting period, referring to market price of the related crude oil. As at 31 December 2021, if market price of crude oil had risen/fallen by 10% while all other variables had been held constant, the Group’s net profit would have decreased / increased by approximately RMB 89,787 thousand (2020: Nil).
During the year ended 31 December 2021, there were no transfers between Level 1 and Level 2, or transfers into or out of Level 3. The Group’s policy is to recognize transfers between levels of fair value hierarchy as at the end of the reporting period in which they occur.
The following table presents the changes in level 3 items for the periods ended 31 December 2021:

	Equity investments RMB’000	Structured deposits RMB’000	Total RMB’000
As at 31 December 2019	5,000	3,318,407	3,323,407

Acquisitions	—	7,600,000	7,600,000
Disposals	—	(10,900,000)	(10,900,000)
Fair value change	—	(18,407)	(18,407)

As at 31 December 2020	5,000	—	5,000

Acquisitions	—	8,150,000	8,150,000
Disposals	—	(8,150,000)	(8,150,000)

As at 31 December 2021	5,000	—	5,000

Financial assets and financial liabilities not measured at fair value mainly represent trade receivables, other receivables, amounts due from related parties excluded prepayments, trade payables, amounts due to related parties, other payables (except for the staff salaries and welfare payables and taxes payables), borrowings and short-term bonds. The carrying amounts of these financial assets and liabilities not measured at fair value are a reasonable approximation of their fair value.